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                           PAINEWEBBER BALANCED FUND
                     PAINEWEBBER TACTICAL ALLOCATION FUND

                          1285 AVENUE OF THE AMERICAS

                           NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  The two funds named above (each a "Fund" and, collectively, "Funds") are diversified series of professionally managed, open-end management investment companies organized as a Maryland corporation and a Massachusetts business trust, respectively. PaineWebber Balanced Fund ("Balanced Fund"), a series of PaineWebber Master Series, Inc. ("Corporation"), seeks high total return with low volatility; it invests primarily in a combination of equity securities, investment grade debt securities and money market instruments. PaineWebber Tactical Allocation Fund ("Tactical Allocation Fund"), a series of PaineWebber Investment Trust ("Trust"), seeks total return, consisting of long-term capital appreciation and current income, by utilizing a disciplined investment strategy that actively allocates the Fund's assets between equity securities and U.S. Treasury notes or U.S. Treasury bills.

  The investment adviser, administrator and distributor for each Fund is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). As distributor for the Funds, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares.

  This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Funds' current Prospectus for their Class A, B and C shares, dated January 1, 1997. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated January 1, 1997.

                     INVESTMENT POLICIES AND RESTRICTIONS

  The following supplements the information contained in the Prospectus concerning the Funds' investment policies and limitations. Except as otherwise indicated in the Prospectus or the Statement of Additional Information, there are no policy limitations on a Fund's ability to use the investments or techniques discussed in these documents.

  YIELD FACTORS AND RATINGS. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations. A description of the range of ratings assigned to debt obligations by Moody's and S&P is included in the Appendix to this Statement of Additional Information. Balanced Fund may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent the NRSROs' opinions as to the quality of the debt obligations that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices.
Subsequent to its purchase by Balanced Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Mitchell Hutchins will consider such an event in determining whether the Fund should continue to hold the obligation but is not required to dispose of it.
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  In addition to ratings assigned to individual bond issues, Mitchell Hutchins will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which Balanced Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

  Balanced Fund may invest in convertible debt securities rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality. These securities are below investment grade, are deemed by those agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Lower rated debt securities generally offer a higher current yield than that available for investment grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

  The market for lower rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur. The market for lower rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

  ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

  MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-

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class pass-through securities and collateralized mortgage obligations. Multi-
class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs. The U.S. government mortgage-backed securities in which Balanced Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, Balanced Fund expects to invest in those new types of mortgage-backed securities that Mitchell Hutchins believes may assist the Fund in achieving its investment objective. Similarly, Balanced Fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

  GINNIE MAE CERTIFICATES. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as Balanced Fund. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

  FANNIE MAE CERTIFICATES. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interests and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

  FREDDIE MAC CERTIFICATES. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually

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and return principal once a year in guaranteed minimum payments. The Freddie
Mac guarantee is not backed by the full faith and credit of the U.S.
government.

  PRIVATE, RTC AND SIMILAR MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "--Types of Credit Enhancement." These credit enhancements do not protect investors from changes in market value.

  The Resolution Trust Corporation ("RTC"), which was organized by the U.S. government in connection with the savings and loan crisis, held assets of failed savings associations as either a conservator or receiver for such associations, or it acquired such assets in its corporate capacity. These assets included, among other things, single family and multi-family mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC established a vehicle registered with the Securities and Exchange Commission ("SEC") through which it sold mortgage-backed securities. RTC mortgage-backed securities represent pro rata interests in pools of mortgage loans that RTC held or had acquired, as described above, and are supported by one or more of the types of private credit enhancements used by Private Mortgage Lenders.

  COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-
THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of mortgage assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the mortgage assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make schedule distributions on the multi-class mortgage pass-through securities.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only class) on a monthly, quarterly or semi-annual basis. The principal and interest on the mortgage assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the mortgage assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.


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  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

  ARM AND FLOATING RATE MORTGAGE-BACKED SECURITIES. ARM mortgage-backed securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities.

  TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on mortgage assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. Balanced Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security.

  Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

  ADDITIONAL INFORMATION ON ARM AND FLOATING RATE MORTGAGE-BACKED SECURITIES. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs.

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ARMs generally provide that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may provide for limitations on changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future monthly payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

  The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

  Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

  SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

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  ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of Balanced Fund.

  ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, purchased over-the-counter ("OTC") options, repurchase agreements with maturities in excess of seven days and securities whose disposition is restricted under the federal securities laws (other than those Mitchell Hutchins has determined to be liquid under procedures approved by the Corporation's board of directors or the Trust's board of trustees (each sometimes referred to as a "board"), each Fund's board). The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest-only ("IO") and principal-only ("PO") classes of mortgage-backed securities, in which Balanced Fund may invest, are considered illiquid. However, IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will

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not be considered illiquid if Mitchell Hutchins has determined that they are liquid pursuant to guidelines established by Balanced Fund's board. Certain illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  Each board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in each Fund's portfolio and reports periodically on such decisions to the boards.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Each Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of such securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities

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

and the price that was paid by a Fund upon their acquisition is accrued as interest and included in the Fund's net investment income.

  Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Fund if the other party to a repurchase agreement becomes insolvent. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the applicable board. Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under the board's general supervision.

  REVERSE REPURCHASE AGREEMENTS. Balanced Fund may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 5% of its net assets. Such agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions--Segregated Accounts."

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Fund's net asset value. When a Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts." Each Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in a gain or loss to the Fund.

  SECTION 4(2) PAPER. Commercial paper issues in which Balanced Fund may invest include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof and commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Fund's 10% limitation on investments in illiquid securities includes Section 4(2) paper, other than Section 4(2) paper that Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the Fund's board. The board has delegated to Mitchell Hutchins the function of making day-to-day determinations of liquidity with respect to
Section 4(2) paper, pursuant to guidelines approved by the board that require Mitchell Hutchins to take into account the same factors described under "Illiquid Securities" above for other restricted securities and require Mitchell Hutchins to perform the same monitoring and reporting functions.

  SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES. To the extent each Fund holds U.S. dollar-denominated securities of foreign issuers, such securities may not be registered with the SEC, nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by a Fund than is available concerning U.S.

companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

  Each Fund invests in securities of foreign issuers only if such securities are traded in the U.S. securities markets directly or through American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock.

  Investment income on certain foreign securities in which the Funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject.

  CONVERTIBLE SECURITIES. Balanced Fund is permitted to invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

  The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by Balanced Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

  SEGREGATED ACCOUNTS. When a Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described under "Hedging and Related Strategies," segregated accounts may also be required in connection with certain transactions involving options, futures contracts or certain interest rate protection transactions.

  SHORT SALES "AGAINST THE BOX." Each Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box") to defer realization of gains or losses for tax or other purposes. To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed at a date in the future. When the Fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Fund maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. The Fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. Neither Fund currently expects to have obligations under short sales that at any time during the coming year exceed 5% of its net assets.

  A Fund might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund, or when Mitchell Hutchins wants to sell a security that the Fund owns at a current price, but also wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any loss in the Fund's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

  LENDING OF PORTFOLIO SECURITIES. Each Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any loan at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

INVESTMENT LIMITATIONS OF THE FUNDS

  FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by a proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations.

  Each Fund will not:

    (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

  The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

    (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

    (3) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

    (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions may be changed by the vote of a Fund's board without shareholder approval:

  Each Fund may not:

    (1) invest more than 10% of its net assets in illiquid securities, a term that means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

    (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

    (3) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

    (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger;

    (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                        HEDGING AND RELATED STRATEGIES

  As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ("Strategic Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge the Funds' portfolios and to enhance income or return. A Fund may enter into transactions involving one or more types of Strategic Instruments under which the full value of its portfolio is at risk, and Tactical Allocation Fund, in particular, may use Strategic Investments to this extent in reallocating its exposure to different asset classes when the Tactical Allocation Model's recommended asset allocation mix changes. Under other circumstances, however, a Fund's use of these instruments will place at risk a much smaller portion of its assets. Balanced Fund may also enter into certain interest rate protection transactions. Balanced Fund may use all of the instruments identified below. Tactical Allocation Fund is limited to stock index options and futures, futures on five-year U.S. Treasury notes and options on these permitted futures contracts.

    OPTIONS ON EQUITY AND DEBT SECURITIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

    OPTIONS ON INDEXES--An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of these securities. Index options operate in the same way as more traditional options, except that the exercise of an index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

    INDEX FUTURES CONTRACT--An index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

    INTEREST RATE FUTURES CONTRACTS--Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

  GENERAL DESCRIPTION OF HEDGING STRATEGIES. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Strategic Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Strategic Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise that put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Strategic Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Strategic Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  Each Fund may purchase and write (sell) covered straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. The Fund might enter into a long straddle when Mitchell Hutchins believes it likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A Fund might enter into a short straddle when Mitchell Hutchins believes it unlikely that interest rates will be as volatile during the term of the option as the option pricing implies.

  Strategic Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Strategic Instruments on stock indices or debt securities, in contrast, may be used to hedge either individual securities or broad equity market sectors. Strategic Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  Income strategies include the writing of covered options to obtain the related option premiums. Return strategies include the use of Strategic Instruments to increase or reduce a Fund's exposure to an asset class without buying or selling the underlying instruments.

  The use of Strategic Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Strategic Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts and other hedging, income and return strategies. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with a Fund's investment objective and permitted by a Fund's investment limitations and applicable regulatory authorities. The Funds' Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF HEDGING AND RELATED STRATEGIES. The use of Strategic Instruments involves special considerations and risks, as described below. Risks pertaining to particular Strategic Instruments are described in the sections that follow:

  (1) Successful use of most Strategic Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Strategic Instruments, there can be no assurance that any particular strategy adopted will succeed.

  (2) There might be imperfect correlation, or even no correlation, between price movements of a Strategic Instrument and price movements of the investments being hedged. For example, if the value of a Strategic Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Strategic Instruments are traded. The effectiveness of hedges using Strategic Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

  (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Strategic Instrument. Moreover, if the price of the Strategic Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

  (4) As described below, each Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Strategic Instruments involving obligations to third parties (i.e., Strategic Instruments other than purchased options). If a Fund were unable to close out its positions in such Strategic Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Strategic Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any position in a Strategic Instrument can be closed out at a time and price that is favorable to a Fund.

  COVER FOR HEDGING AND RELATED STRATEGIES. Transactions using Strategic Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options on futures contracts or (2) cash, receivables and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Strategic Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

  OPTIONS. The Funds may purchase put and call options, and write (sell) covered put and call options, on specific securities. The purchase of options can serve to enhance return by increasing or reducing a Fund's exposure to an asset class without purchasing or selling the underlying securities. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options. In addition, writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. The securities or other assets used as cover for OTC options written by the Funds would be considered illiquid to the extent described above under "Investment Policies and Restrictions--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, OTC options on debt securities are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. Options that expire unexercised have no value.

  The Funds may effectively terminate their rights or obligations under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Funds to realize profits or limit losses on an option position prior to its exercise or expiration.

  The Funds may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Funds will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

  The Funds' ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

  If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  The Funds may purchase and write put and call options on common stock indices or indices of debt securities in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in the equity or debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

  GUIDELINES FOR OPTIONS. The Funds' use of options is governed by the following guidelines, which can be changed by each board without shareholder vote:

  1. Each Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options purchased by the Fund, does not exceed 5% of the Fund's total assets.

  2. The aggregate value of securities underlying put options written by each Fund, determined as of the date the put options are written, will not exceed 50% of the Fund's net assets.

  3. The aggregate premiums paid on all options (including options on securities, stock indices and indices of debt securities and options on futures contracts) purchased by each Fund that are held at any time will not exceed 20% of the Fund's net assets.

  FUTURES. The Funds may purchase and sell interest rate futures contracts, stock index futures contracts or debt securities index futures contracts. The Funds also may purchase put and call options, and write covered put and call options, on the futures contracts they are allowed to purchase and sell. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered call options on securities or indices. In addition, the Funds may purchase or sell futures contracts or options thereon to enhance return by increasing or reducing such Fund's exposure to an asset class without purchasing or selling the underlying securities.

  Futures strategies also can be used to manage the average duration of a Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of a Fund, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of a Fund, the Fund may buy an interest rate futures contract or a call option thereon or sell a put option thereon.

  The Funds may also write put options on interest rate futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when it is more advantageous to the Fund than is purchasing the futures contract.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a put or call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid, secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If a Fund were unable to liquidate a futures or options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  GUIDELINES FOR FUTURES AND RELATED OPTIONS. The Funds' use of futures and related options is governed by the following guidelines, which can be changed by each board without shareholder vote:

  1. To the extent a Fund enters into futures contracts and options on futures positions traded on a commodities exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

  2. The aggregate premiums paid on all options (including options on securities, stock indices and indices of debt securities and options on futures contracts) purchased by a Fund that are held at any time will not exceed 20% of the Fund's net assets.

  3. The aggregate margin deposits on all futures contracts and options thereon held at any time by a Fund will not exceed 5% of the Fund's total assets.

  INTEREST RATE PROTECTION TRANSACTIONS. Balanced Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. The Fund intends to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

  Balanced Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and appropriate Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "Investment Policies and Restrictions-- Segregated Accounts." The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

  Balanced Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risk in accordance with guidelines established by its board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

       DIRECTORS, TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

  The directors, trustees and executive officers of the Corporation and/or the Trust, their ages, business addresses and principal occupations during the past five years are:

                                 POSITION                  BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE    WITH CORPORATION/TRUST          OTHER DIRECTORSHIPS
 ----------------------    ----------------------          --------------------
Margo N. Alexander**; 49    Director/Trustee and   Mrs. Alexander is president, chief
                                 President          executive officer and a director of
                                                    Mitchell Hutchins (since January
                                                    1995) and an executive vice presi-
                                                    dent and a director of PaineWebber.
                                                    Mrs. Alexander is president and a
                                                    director or trustee of 29 invest-
                                                    ment companies for which Mitchell
                                                    Hutchins or PaineWebber serves as
                                                    investment adviser.
Richard Q. Armstrong; 61      Director/Trustee     Mr. Armstrong is chairman and prin-
 78 West Brother Drive                              cipal of RQA Enterprises (manage-
 Greenwich, CT 06830                                ment consulting firm) (since April
                                                    1991 and princi-
                                                    pal occupation since March 1995).
                                                    Mr.
                                                    Armstrong is also a director of Hi
                                                    Lo
                                                    Automotive, Inc. He was chairman of
                                                    the board, chief executive officer
                                                    and co-owner of Adirondack Bever-
                                                    ages (producer and distributor of
                                                    soft drinks and sparkling/still wa-
                                                    ters) (October 1993-March 1995).
                                                    Mr. Armstrong was a part-
                                                    ner of The New England Consulting
                                                    Group (management consulting firm)
                                                    (December 1992-September 1993). He
                                                    was managing director of LVMH U.S.
                                                    Corporation (U.S. subsidiary of the
                                                    French luxury goods conglomerate,
                                                    Luis Vuitton Moet Hennessey Corpo-
                                                    ration) (1987-1991) and chairman of
                                                    its wine

                               POSITION                  BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE   WITH CORPORATION/TRUST          OTHER DIRECTORSHIPS
----------------------   ----------------------          --------------------
                                                  and spirits subsidiary, Schieffelin
                                                  &
                                                  Somerset Company (1987-1991). Mr.
                                                  Armstrong is a director or trustee
                                                  of
                                                  28 investment companies for which
                                                  Mitchell Hutchins or PaineWebber
                                                  serves as investment adviser.
E. Garrett Bewkes,        Director/Trustee and   Mr. Bewkes is a director of Paine
 Jr.**; 70              Chairman of the Board of  Webber Group Inc. ("PW Group")
                           Directors/Trustees     (holding company of PaineWebber and
                                                  Mitchell Hutchins). Prior to Decem-
                                                  ber 1995, he was a consultant to PW
                                                  Group. Prior to 1988, he was chair-
                                                  man of the board, president and
                                                  chief executive officer of American
                                                  Bakeries Company. Mr. Bewkes is
                                                  also a director of Interstate Bak-
                                                  eries Corporation and NaPro
                                                  BioTherapeutics, Inc. Mr. Bewkes is
                                                  a director or trustee of 29 invest-
                                                  ment companies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.
Richard R. Burt; 49         Director/Trustee     Mr. Burt is chairman of Interna-
 1101 Connecticut Ave-                            tional Equity Partners (interna-
 nue, N.W.                                        tional investments and consulting
 Washington, D.C.                                 firm) (since March 1994) and a
 20036                                            partner of McKinsey & Company (man-
                                                  agement consulting firm) (since
                                                  1991). He is also a director of
                                                  American Publishing
                                                  Company and Archer-Daniels-Midland
                                                  Co. (agricultural commodities). He
                                                  was the chief negotiator in the
                                                  Strategic Arms Reduction Talks with
                                                  the former Soviet Union (1989-1991)
                                                  and the U.S. Ambassador to the Fed-
                                                  eral Republic of Germany (1985-
                                                  1989). Mr. Burt is a director or
                                                  trustee of 28 investment companies
                                                  for which Mitchell Hutchins or
                                                  PaineWebber serves as investment
                                                  adviser.
Mary C. Farrell**; 47       Director/Trustee     Ms. Farrell is a managing director,
                                                  senior investment strategist and
                                                  member of the Investment Policy
                                                  Committee of PaineWebber. Ms.
                                                  Farrell joined PaineWebber in 1982.
                                                  She is a member of the Financial
                                                  Women's Association and Women's
                                                  Economic Roundtable, and is em-
                                                  ployed as a

                                        POSITION                  BUSINESS EXPERIENCE;
    NAME AND ADDRESS*; AGE        WITH CORPORATION/TRUST          OTHER DIRECTORSHIPS
    ----------------------        ----------------------          --------------------
                                                           regular panelist on Wall $treet
                                                           Week with Louis Rukeyser. She also
                                                           serves on the Board of Overseers of
                                                           New York University's Stern School
                                                           of Business. Ms. Farrell is a
                                                           director or trustee of 28
                                                           investment companies for which
                                                           Mitchell Hutchins or PaineWebber
                                                           serves as investment adviser.
Meyer Feldberg; 54                   Director/Trustee     Mr. Feldberg is Dean and Professor
 Columbia University                                       of Management of the Graduate
 101 Uris Hall                                             School of Business, Columbia Uni-
 New York, New York 10027                                  versity. Prior to 1989, he was
                                                           president of the Illinois Institute
                                                           of Technology. Dean Feldberg is
                                                           also a director of AMSCO Interna-
                                                           tional Inc. (medical instruments
                                                           and supplies), Federated Department
                                                           Stores, Inc. and New World Communi-
                                                           cations Group Incorporated. Mr.
                                                           Feldberg is a director or trustee
                                                           of 28 investment companies for
                                                           which Mitchell Hutchins or Paine-
                                                           Webber serves as investment advis-
                                                           er.
George W. Gowen; 68                  Director/Trustee     Mr. Gowen is a partner in the law
 666 Third Avenue                                          firm of Dunnington, Bartholow &
 New York, New York 10017                                  Miller. Prior to May 1994, he was a
                                                           partner in the law firm of Fryer,
                                                           Ross & Gowen. Mr. Gowen is a direc-
                                                           tor of Columbia Real Estate Invest-
                                                           ments, Inc. Mr. Gowen is a director
                                                           or trustee of 28 investment compa-
                                                           nies for which Mitchell Hutchins or
                                                           PaineWebber serves as investment
                                                           adviser.
Frederic V. Malek; 60                Director/Trustee     Mr. Malek is chairman of Thayer Cap-
 1455 Pennsylvania Avenue, N.W.                            ital Partners (investment bank) and
 Suite 350                                                 a co-chairman and director of CB
 Washington, D.C. 20004                                    Commercial Group Inc. (real es-
                                                           tate). From January 1992 to Novem-
                                                           ber 1992, he was campaign manager
                                                           of Bush-Quayle '92. From 1990 to
                                                           1992, he was vice chairman and,
                                                           from 1989 to 1990, he was president
                                                           of Northwest Airlines Inc., NWA
                                                           Inc. (holding company of Northwest
                                                           Airlines Inc.) and Wings Holdings
                                                           Inc. (holding company of NWA Inc.).
                                                           Prior to 1989, he was employed by
                                                           the Marriott Corporation (ho-

                               POSITION                  BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE   WITH CORPORATION/TRUST          OTHER DIRECTORSHIPS
----------------------   ----------------------          --------------------
                                                  tels, restaurants, airline catering
                                                  and contract feeding), where he
                                                  most recently was an executive vice
                                                  president and president of Marriott
                                                  Hotels and Resorts. Mr. Malek is
                                                  also a director of American Manage-
                                                  ment Systems, Inc. (management con-
                                                  sulting and computer related serv-
                                                  ices), Automatic Data Processing,
                                                  Inc., CB Commercial Group, Inc.
                                                  (real estate services), Choice Ho-
                                                  tels International (hotel and hotel
                                                  franchising), FPL Group, Inc.
                                                  (electric services), Integra, Inc.
                                                  (bio-medical), Manor Care, Inc.
                                                  (healthcare), National Education
                                                  Corporation and Northwest Airlines
                                                  Inc. Mr. Malek is a director or
                                                  trustee of 28 investment companies
                                                  for which Mitchell Hutchins or
                                                  PaineWebber serves as investment
                                                  adviser.
Carl W. Schafer; 60         Director/Trustee     Mr. Schafer is president of the At-
 P.O. Box 1164                                    lantic Foundation (charitable foun-
 Princeton, New Jersey                            dation supporting mainly oceano-
 08542                                            graphic exploration and research).
                                                  He also is a director of Roadway
                                                  Express, Inc. (trucking), The
                                                  Guardian Group of Mutual Funds,
                                                  Evans Systems, Inc. (a motor fuels,
                                                  convenience store and diversified
                                                  company), Electronic Clearing
                                                  House, Inc. (financial transactions
                                                  processing), Wainoco Oil Corpora-
                                                  tion and Nutraceutix Inc. (biotech-
                                                  nology). Prior to January 1993, Mr.
                                                  Schafer was chairman of the Invest-
                                                  ment Advisory Committee of the How-
                                                  ard Hughes Medical Institute. Mr.
                                                  Schafer is a director or trustee of
                                                  28 investment companies for which
                                                  Mitchell Hutchins or PaineWebber
                                                  serves as investment adviser.
John R. Torell III; 57      Director/Trustee     Mr. Torell is chairman of Torell
 767 Fifth Avenue                                 Management, Inc. (financial advi-
 Suite 4605                                       sory firm), chairman of Telesphere
 New York, NY 10153                               Corporation (electronic provider of
                                                  financial information), and a part-
                                                  ner of Zilkha & Company (merchant
                                                  banking and private
                                                  investment company). He is the for-
                                                  mer chairman and chief executive
                                                  officer of

                               POSITION                  BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE   WITH CORPORATION/TRUST          OTHER DIRECTORSHIPS
----------------------   ----------------------          --------------------
                                                  Fortune Bancorp (1990-1991 and
                                                  1990-1994, respectively), the for-
                                                  mer chairman, president and chief
                                                  executive officer of CalFed, Inc.
                                                  (savings association) (1988 to
                                                  1989) and former president of Manu-
                                                  facturers Hanover Corp. (bank)
                                                  (prior to 1988). Mr. Torell is a
                                                  director of American Home Products
                                                  Corp., New Colt Inc. (armament man-
                                                  ufacturer) and Volt Information
                                                  Sciences Inc. Mr. Torell is a di-
                                                  rector or trustee of 28 investment
                                                  companies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.

T. Kirkham Barneby; 50       Vice President      Mr. Barneby is a managing director
                                                  and chief investment officer--quan-
                                                  titative investments of Mitchell
                                                  Hutchins. Prior to September 1994,
                                                  he was a senior vice president at
                                                  Vantage Global Management. Prior to
                                                  June 1993, he was a senior vice
                                                  president at Mitchell Hutchins. Mr.
                                                  Barneby is a vice president of five
                                                  investment companies for which
                                                  Mitchell Hutchins or PaineWebber
                                                  serves as investment adviser.
Teresa M. Boyle; 38          Vice President      Ms. Boyle is a first vice president
                                                  of Mitchell Hutchins. Prior to No-
                                                  vember 1993, she was compliance
                                                  manager of Hyperion Capital Manage-
                                                  ment, Inc., an investment advisory
                                                  firm. Prior to April 1993,
                                                  Ms. Boyle was a vice president and
                                                  manager--legal administration of
                                                  Mitchell Hutchins. Ms. Boyle is a
                                                  vice president of 29 investment
                                                  companies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.

C. William Maher; 35       Vice President and    Mr. Maher is a first vice president
                          Assistant Treasurer     and a senior manager of the mutual
                                                  fund finance division of Mitchell
                                                  Hutchins. Mr. Maher is a vice pres-
                                                  ident and assistant treasurer
                                                  of 29 investment companies for
                                                  which Mitchell Hutchins or
                                                  PaineWebber serves as investment
                                                  adviser.

                                 POSITION                  BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE    WITH CORPORATION/TRUST          OTHER DIRECTORSHIPS
 ----------------------    ----------------------          --------------------
 Dennis McCauley; 50           Vice President      Mr. McCauley is a managing director
                           (Master Series, Inc.)    and chief investment officer--fixed
                                                    income of Mitchell Hutchins. Prior
                                                    to December 1994, he was director
                                                    of fixed income investments of IBM
                                                    Corporation. Mr. McCauley is a vice
                                                    president of 18 investment compa-
                                                    nies for which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.
 Ann E. Moran; 39              Vice President      Ms. Moran is a vice president of
                          and Assistant Treasurer   Mitchell Hutchins. Ms. Moran is a
                                                    vice president and assistant trea-
                                                    surer of 29 investment companies
                                                    for which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.
 Dianne E. O'Donnell; 44     Vice President and    Ms. O'Donnell is a senior vice pres-
                                 Secretary          ident and deputy general counsel of
                                                    Mitchell Hutchins. Ms. O'Donnell is
                                                    a vice president and secretary of
                                                    28 investment companies for which
                                                    Mitchell Hutchins or PaineWebber
                                                    serves as investment
                                                    adviser.
 Emil Polito; 36               Vice President      Mr. Polito is a senior vice
                                                    president and director of
                                                    operations and control for Mitchell
                                                    Hutchins. From March 1991 to
                                                    September 1993 he was director of
                                                    the Mutual Funds Sales Support and
                                                    Service Center for Mitchell
                                                    Hutchins and PaineWebber. Mr.
                                                    Polito is also vice president of 29
                                                    investment companies for which
                                                    Mitchell Hutchins or PaineWebber
                                                    serves as investment adviser.
 Susan P. Ryan; 36             Vice President      Ms. Ryan is a senior vice president
                           (Master Series, Inc.)    and portfolio manager of Mitchell
                                                    Hutchins. Ms. Ryan has been with
                                                    Mitchell Hutchins since 1982. Ms.
                                                    Ryan is a vice president of five
                                                    investment companies for which
                                                    Mitchell Hutchins
                                                    or PaineWebber serves as investment
                                                    adviser.

                               POSITION                  BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE   WITH CORPORATION/TRUST          OTHER DIRECTORSHIPS
----------------------   ----------------------          --------------------
Victoria E. Schonfeld;       Vice President      Ms. Schonfeld is a managing director
 46                                               and general counsel of Mitchell
                                                  Hutchins. Prior to May 1994, she
                                                  was a partner in the law firm of
                                                  Arnold & Porter. Ms. Schonfeld
                                                  is a vice president of 29 invest-
                                                  ment companies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.
Paul H. Schubert; 33         Vice President      Mr. Schubert is a first vice presi-
                        and Assistant Treasurer   dent and a senior manager of the
                                                  mutual fund finance division of
                                                  Mitchell Hutchins.
                                                  From August 1992 to August 1994, he
                                                  was a vice president of BlackRock
                                                  Financial Management, Inc. Prior to
                                                  August 1992, he was an audit man-
                                                  ager with Ernst & Young LLP. Mr.
                                                  Schubert is a vice president and
                                                  assistant treasurer of 29 invest-
                                                  ment companies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.

Nirmal Singh; 40             Vice President      Mr. Singh is a first vice president
                         (Master Series, Inc.)    and a portfolio manager of Mitchell
                                                  Hutchins. Prior to September 1993,
                                                  he was a member of the portfolio
                                                  management team at Merrill Lynch
                                                  Asset Management, Inc. Mr. Singh
                                                  is a vice president of five invest-
                                                  ment companies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment
                                                  adviser.
Julian F. Sluyters; 36     Vice President and    Mr. Sluyters is a senior vice presi-
                               Treasurer          dent and the director of the mutual
                                                  fund finance division of Mitchell
                                                  Hutchins. Mr. Sluyters is a vice
                                                  president and treasurer of 29 in-
                                                  vestment companies for which Mitch-
                                                  ell Hutchins or PaineWebber serves
                                                  as investment
                                                  adviser.
Mark A. Tincher; 41          Vice President      Mr. Tincher is a managing director
                                                  and chief investment officer--U.S.
                                                  equity investments of Mitchell
                                                  Hutchins. Prior to March 1995, he
                                                  was a vice president and directed
                                                  the U.S. funds management and

                               POSITION                  BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE   WITH CORPORATION/TRUST          OTHER DIRECTORSHIPS
----------------------   ----------------------          --------------------
                                                  equity research areas of Chase Man-
                                                  hattan Private Bank. Mr. Tincher is
                                                  a vice president of 13 investment
                                                  companies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.
Craig M. Varrelman; 38       Vice President      Mr. Varrelman is a first vice presi-
                         (Master Series, Inc.)    dent and a portfolio manager of
                                                  Mitchell Hutchins. Mr. Varrelman is
                                                  a vice president of five investment
                                                  companies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.
Keith A. Weller; 35        Vice President and    Mr. Weller is a first vice president
                          Assistant Secretary     and associate general counsel of
                                                  Mitchell Hutchins. Prior to May
                                                  1995, he was an attorney in private
                                                  practice. Mr. Weller is a vice
                                                  president and assistant secretary
                                                  of 28 investment companies for
                                                  which Mitchell Hutchins or
                                                  PaineWebber serves as investment
                                                  adviser.

--------
 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.
** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the
   Corporation and the Trust as defined in the 1940 Act by virtue of their positions with PW Group, PaineWebber and/or Mitchell Hutchins.

  The Corporation and the Trust each pays directors/trustees who are not "interested persons" of the Corporation/Trust $1,500 annually for Balanced Fund or Tactical Allocation Fund, as applicable, an additional $1,000 for the Corporation's or Trust's second series, and $150 for each board meeting and separate meeting of a board committee (that is, committee meetings that are not held on the same day as a board meeting). Thus, the Corporation and Trust each pays an independent board member $2,500 annually plus any additional amounts due for board or committee meetings. Messrs. Feldberg and Torell serve as chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex and receive additional annual compensation, aggregating $15,000 each from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Board members and officers of the Corporation/Trust own in the aggregate less than 1% of the shares of either Fund. Because PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Corporation, the Trust and the Funds, the Corporation and the Trust require no employees. No officer, director or employee of PaineWebber or Mitchell Hutchins presently receives any compensation from the Corporation or the Trust for acting as director, trustee or officer.

  The table below includes certain information relating to the compensation of the Corporation's and the Trust's current board members who held office with the Corporation or Trust or with other PaineWebber funds during the fiscal year indicated.

                              COMPENSATION TABLE

                                                                     TOTAL
                                                                  COMPENSATION
                                                                    FROM THE
                                   AGGREGATE                      CORPORATION,
                                  COMPENSATION      AGGREGATE      THE TRUST
                                    FROM THE      COMPENSATION      AND THE
NAME OF PERSON, POSITION         CORPORATION*++ FROM THE TRUST*++   COMPLEX+
------------------------         -------------- ----------------- ------------
Richard Q. Armstrong,                $  619          $   616        $59,873
 Director/Trustee...............
Richard R. Burt,                        619              616         51,173
 Director/Trustee...............
Meyer Feldberg,                       2,864              616         96,181
 Director/Trustee...............
George W. Gowen,                      2,864              616         92,431
 Director/Trustee...............
Frederic V. Malek,                    2,864              616         92,431
 Director/Trustee...............
Carl W. Schafer,                        619           10,611         62,307
 Director/Trustee...............
John R. Torell III,                     619              616         60,123
 Director/Trustee...............

--------
Only independent members of the board are compensated by the Corporation or the Trust and identified above; board members who are "interested persons," as defined by the 1940 Act, do not receive compensation.
 * Represents fees paid to each board member during the period March 1, 1996 through August 31, 1996 for the Corporation and for the fiscal year ended August 31, 1996 for the Trust.
 + Represents total compensation paid to each board member during the calendar year ended December 31, 1996; no fund within the fund complex has a pension or retirement plan.
++ Aggregate compensation for the Corporation and the Trust are divided among other portfolios.

  PRINCIPAL HOLDERS OF SECURITIES. The Funds' records as of November 29, 1996 did not indicate that any shareholder owned more than 5% of any class of a Fund's shares.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

  INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of each Fund pursuant to a contract with the Corporation dated August 4, 1988 and a contract with the Trust dated April 13, 1995 (each an "Advisory Contract"). Under the Advisory Contracts, and, for Tactical Allocation Fund, substantially similar prior contracts, each Fund pays Mitchell Hutchins an annual fee, computed daily and paid monthly, according to the schedule set forth below:

  BALANCED FUND

                                                                         ANNUAL
   AVERAGE DAILY NET ASSETS                                               RATE
   ------------------------                                              ------
   Up to $500 million................................................... 0.750%
   In excess of $500 million up to $1.0 billion......................... 0.725
   In excess of $1.0 billion up to $1.5 billion......................... 0.700
   In excess of $1.5 billion up to $2.0 billion......................... 0.675
   Over $2.0 billion.................................................... 0.650

  TACTICAL ALLOCATION FUND

                                                                       ANNUAL
   AVERAGE DAILY NET ASSETS                                             RATE
   ------------------------                                            ------
   Up to $250 million................................................. 0.500%
   Over $250 million.................................................. 0.450

  During the period March 1, 1996 through August 31, 1996 and the fiscal years ended February 29, 1996, February 28, 1995 and February 28, 1994, the Corporation paid (or accrued) to Mitchell Hutchins investment advisory and administrative fees of $739,209, $1,584,083, $1,934,650 and $2,326,697, respectively, with respect to Balanced Fund.

  For the fiscal years ended August 31, 1996, August 31, 1995 and August 31, 1994, the Trust paid (or accrued) to Mitchell Hutchins and a prior investment adviser and administrator management fees of $402,466, $279,950 and $487,304, respectively, with respect to Tactical Allocation Fund.

  Under a service agreement with the Corporation that is reviewed by the Corporation's board of directors annually, PaineWebber provides certain services to Balanced Fund not otherwise provided by the Fund's transfer agent. Pursuant to the service agreement, during the period March 1, 1996 through August 31, 1996 and the fiscal years ended February 29, 1996, February 28, 1995 and February 28, 1994, PaineWebber earned fees in the amounts of $32,992, $77,050, $100,272 and $116,755, respectively, with respect to the Fund.

  Under the terms of the Advisory Contracts, each Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Corporation or the Trust not readily identifiable as belonging to the Funds or to the Corporation's or Trust's other series are allocated among series by or under the direction of the board in such manner as the board deems to be fair and equitable. Expenses borne by each Fund include the following (or the Fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Corporation/Trust under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members who are not interested persons of the Corporation/Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Corporation/Trust or the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Corporation/Trust or the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to board members and officers; and (18) costs of mailing, stationery and communications equipment.

  Under the Advisory Contracts, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by either Fund in connection with the performance of the Advisory Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically with respect to a Fund upon assignment and is terminable at any time without penalty by the Corporation's or Trust's board or by vote of the holders of a majority of a Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the Corporation or the Trust.

  The following table shows the approximate net assets as of November 30, 1996, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                      NET ASSETS
      INVESTMENT CATEGORY                                              ($ MIL)
      -------------------                                             ----------
      Domestic (excluding Money Market).............................. $ 5,765.5
      Global.........................................................   2,902.5
      Equity/Balanced................................................   3,413.6
      Fixed Income (excluding Money Market)..........................   5,254.4
        Taxable Fixed Income.........................................   3,610.5
        Tax-Free Fixed Income........................................   1,643.9
      Money Market Funds.............................................  23,299.9

  Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of PaineWebber funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins' advisory clients.

  DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Class A, Class B and Class C shares of each Fund under separate distribution contracts with the Corporation and the Trust (collectively, "Distribution Contracts") that require Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of each Fund. Shares of the Funds are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber relating to the Class A, Class B and Class C shares of the Funds (collectively, "Exclusive Dealer Agreements"), PaineWebber and its correspondent firms sell each Fund's shares.

  Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of each Fund adopted by the Corporation and the Trust in the manner prescribed under Rule 12b-1 under the 1940 Act ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), each Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan, each Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. Under the Class C Plan, each Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class C shares.

  Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the applicable board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the applicable board, including those board members who are not "interested persons" of the Corporation/Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Corporation/Trust shall be committed to the discretion of the board members who are not interested persons of the Corporation/Trust.

  In reporting amounts expended under the Plans to the board members, Mitchell Hutchins will allocate expenses attributable to the sale of each class of Fund shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of Fund shares will not be used to subsidize the sale of any other class of Fund shares.

  The Funds paid (or accrued) the following fees to Mitchell Hutchins under the Class A, Class B and Class C Plans during the fiscal periods shown:

                                                                    TACTICAL
                                                 BALANCED FUND   ALLOCATION FUND
                                               ----------------- ---------------
                                                FISCAL    SIX        FISCAL
                                                 YEAR    MONTHS       YEAR
                                                ENDED    ENDED        ENDED
                                               FEBRUARY  AUGUST      AUGUST
                                               29, 1996 31, 1996    31, 1996
                                               -------- -------- ---------------
      Class A................................. $432,449 $207,179    $  20,658
      Class B.................................  307,874  120,625       62,559
      Class C.................................   74,438   36,269      575,484

  Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to each Fund during the fiscal periods shown below:

                                    CLASS A

                                                                   TACTICAL
                                                BALANCED FUND   ALLOCATION FUND
                                              ----------------- ---------------
                                               FISCAL    SIX        FISCAL
                                                YEAR    MONTHS       YEAR
                                               ENDED    ENDED        ENDED
                                              FEBRUARY  AUGUST      AUGUST
                                              29, 1996 31, 1996    31, 1996
                                              -------- -------- ---------------
Marketing and advertising.................... $ 40,675 $ 9,325     $ 24,998
Amortization of commissions..................       --      --           --
Printing of prospectuses and statements of
 additional information for other than
 current shareholders........................      322   2,251        1,685
Branch network costs allocated and interest
 expense.....................................  312,428  36,320       72,649
Service fees paid to PaineWebber investment
 executives..................................  195,005  76,656        7,894
                                    CLASS B
Marketing and advertising.................... $ 55,135 $15,040     $ 20,024
Amortization of commissions..................  149,316  43,085       42,933
Printing of prospectuses and statements of
 additional information for other than
 current shareholders........................      436   4,251        1,350
Branch network costs allocated and interest
 expense.....................................  435,308  64,406        5,787
Service fees paid to PaineWebber investment
 executives..................................   34,711  11,158           --
                                    CLASS C
Marketing and advertising.................... $ 20,190 $ 7,121     $ 34,588
Amortization of commissions..................   34,441  10,494      190,710
Printing of prospectuses and statements of
 additional information for other than
 current shareholders........................      160   2,012        2,332
Branch network costs allocated and interest
 expense.....................................  155,178  28,705       58,312
Service fees paid to PaineWebber investment
 executives..................................    8,391   3,355           --

  "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing Fund shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the Fund's shares, including the PaineWebber retail branch system.

  In approving each Fund's overall Flexible PricingSM system of distribution, the each board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders; (2) facilitate distribution of the Fund's shares; and (3) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

  In approving the Class A Plan for each Fund, the board members considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in a greater growth of the Fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (4) the services provided to the Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

  In approving the Class B Plan for each Fund, the board members considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from the Fund's purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares,
(3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

  In approving the Class C Plan for each Fund, the board members considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the Fund's purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

  With respect to each Plan, the board members considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The board members also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of a Fund, which fees would increase if the Plan were successful and the Fund attained and maintained significant asset levels.

  Under the Distribution Contracts between the Corporation and the Trust and Mitchell Hutchins for the Class A shares for the fiscal years set forth below, Mitchell Hutchins earned the following approximate amounts of initial sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer:

                                 BALANCED FUND

                                      FISCAL YEARS ENDED
                                 ----------------------------   FOR THE PERIOD
                                  FEBRUARY 28,   FEBRUARY 29,   MARCH 1, 1996
                                 --------------- ------------ THROUGH AUGUST 31,
                                  1994    1995       1996            1996
                                 ------- ------- ------------ ------------------
  Earned........................ $46,856 $33,533   $82,272          $7,576
  Retained......................   3,188   2,003     3,365             459

                           TACTICAL ALLOCATION FUND

                                                           FISCAL YEARS ENDED
                                                               AUGUST 31,
                                                        ------------------------
                                                         1994    1995     1996
                                                        ------- ------- --------
   Earned.............................................. $58,242 $17,000 $474,448
   Retained............................................  23,819   8,737  166,202

  For the fiscal periods shown, Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares:


                                       TACTICAL
                                    ALLOCATION FUND        BALANCED FUND
                                    --------------- ----------------------------
                                                    FISCAL YEAR  FOR THE PERIOD
                                      FISCAL YEAR      ENDED      MARCH 1, 1996
                                         ENDED      FEBRUARY 29,     THROUGH
                                    AUGUST 31, 1996     1996     AUGUST 31, 1996
                                    --------------- ------------ ---------------
  Class A..........................     $     0       $      0       $     0
  Class B..........................      20,333        101,522        25,944
  Class C..........................       6,191              5           206

  The inception date for Class B shares of Tactical Allocation Fund was January 30, 1996.

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by each board, Mitchell Hutchins is responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Generally, bonds are traded on the OTC market on a "net" basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. Balanced Fund, for the period March 1, 1996 through August 31, 1996 and for the fiscal years ended February 29, 1996, February 28, 1995 and February 28, 1994, paid $134,453, $335,166, $495,853 and
$540,773, respectively, in aggregate brokerage commissions. Tactical Allocation Fund, for the fiscal years ended August 31, 1996, August 31, 1995 and August 31, 1994, paid $41,271, $82,091 and $56,965, respectively, in aggregate brokerage commissions.

  Neither Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. Each board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins and its affiliates are reasonable and fair. Specific provisions in each Advisory Contract authorize Mitchell Hutchins and any of its affiliates that are members of a national securities exchange to effect portfolio transactions for each Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal years ended February 29, 1996, February 28, 1995 and February 28, 1994, Balanced Fund paid $1,350, $7,266 and $4,900, respectively, in brokerage commissions to PaineWebber. For the period March 1, 1996 through August 31, 1996, Balanced Fund paid $2,220 in brokerage commissions to PaineWebber, which represented 0.02% of the total brokerage commissions paid by that Fund and 0.02% of the aggregate dollar amount of transactions involving the payment of commissions. For the fiscal years ended August 31, 1996 and August 31, 1995, Tactical Allocation Fund paid no brokerage commissions to PaineWebber. In prior fiscal years, neither Mitchell Hutchins nor PaineWebber was an affiliate of Tactical Allocation Fund.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Funds' procedures in selecting FCMs to execute the Funds' transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interest of each Fund and subject to the review of the applicable board, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For Balanced Fund's six months ended August 31, 1996 and fiscal year ended February 28, 1996, Mitchell Hutchins directed $29,295,885 and $74,360,278, respectively, in portfolio transactions to brokers chosen because they provided research services, for which Balanced Fund paid $38,779 and $144,391 in commissions.

  For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with those transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins' receiving multiple quotes from dealers before executing the transactions on an agency basis.

  Research services furnished by the brokers or dealers through which or with which a Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Fund. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contracts.

  Investment decisions for each Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between a Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  The Funds will not purchase securities in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to the Fund.

  PORTFOLIO TURNOVER. The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the period March 1, 1996 through August 31, 1996 and the fiscal years ended February 29, 1996 and February 28, 1995, the portfolio turnover rates for Balanced Fund were 103%, 188% and 107%, respectively. For the fiscal years ended August 31, 1996 and August 31, 1995, the portfolio turnover rates for Tactical Allocation Fund were 6% and 53%, respectively. The higher turnover for the fiscal year ended August 31, 1995 was due to reallocations of Tactical Allocation Fund's portfolio in accordance with its systematic asset allocation strategy.

   REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION AND
                                OTHER SERVICES

  COMBINED PURCHASE PRIVILEGE--CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of each Fund with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges for Class A shares indicated in the table of sales charges in the Prospectus. The sales charge payable on the purchase of Class A shares of each Fund and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

  An "eligible group of related Fund investors" can consist of any combination of the following:

    (a) an individual, that individual's spouse, parents and children;

    (b) an individual and his or her Individual Retirement Account ("IRA");

    (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

    (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

    (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

    (g) an employer (or a group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

    (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

  RIGHTS OF ACCUMULATION--CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

  WAIVERS OF SALES CHARGES--CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares of the Funds is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

  Certain PaineWebber mutual funds, including Balanced Fund, offered shares subject to contingent deferred sales charges before the implementation of the Flexible Pricing System on July 1, 1991 ("CDSC Funds"). The contingent deferred sales charge is waived with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 by officers, directors (trustees) or employees of CDSC Funds,

Mitchell Hutchins or their affiliates (or their spouses and children under age
21). In addition, the contingent deferred sales charge will be reduced by 50% with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 with a net asset value at time of purchase of at least $1 million. If Class B shares of a CDSC Fund purchased prior to July 1, 1991 are exchanged for Class B shares of Tactical Allocation Fund or any other Fund in the Flexible Pricing SM System that offers Class B shares, any waiver or reduction of the contingent deferred sales charge that applied to Class B shares of the CDSC Fund will apply to the Class B shares acquired through the exchange.

  ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of each Fund may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce the exchange fee and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

  If conditions exist that make cash payments undesirable, each Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash. The Corporation and the Trust have each elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. Each Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.

  AUTOMATIC INVESTMENT PLAN. Participation in the Automatic Investment Plan enables an investor to use the technique of "dollar cost averaging." When the investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when a Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

  SYSTEMATIC WITHDRAWAL PLAN. An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 15th of each month for monthly plans and on or about the 15th of the months selected for quarterly or semi-annual plans, PaineWebber will arrange for redemption by a Fund of sufficient

Fund shares to provide the withdrawal payment specified by participants in the Fund's systematic withdrawal plan. The payment generally is mailed approximately three Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under "Dividends and Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ("Transfer Agent").

  Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

  REINSTATEMENT PRIVILEGE--CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed Class A shares of a Fund may reinstate their account without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the redemption proceeds are reinvested, if the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for the shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Dividends and Taxes" in the Prospectus.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLANSM;
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(R) (RMA(R))

  Shares of the PaineWebber mutual funds (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

  To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

  The terms of the Plan or an RMA accountholder's participation in the Plan may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

  Periodic Investing and Dollar Cost Averaging. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

  PaineWebber's Resource Management Account. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

 . monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard(R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

 . comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

 . automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds--RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

 . check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

 . Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

 . 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

 . expanded account protection to $25 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

 . automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

  The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                         CONVERSION OF CLASS B SHARES

  Class B shares of each Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values of the two classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A, a pro rata portion of the Class B shares in the sub-account will also convert to Class A. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

  The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition for the availability of the conversion feature will not be met.

                              VALUATION OF SHARES

  Each Fund determines the net asset value per share separately for each class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Securities that are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on the Nasdaq Stock Market ("Nasdaq") are valued at the last available sale price on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation.

  Where market quotations are readily available, debt securities are valued based upon those quotations, provided such quotations adequately reflect, in Mitchell Hutchins' judgment, the fair value of the security. Where such market quotations are not readily available, such securities are valued based upon appraisals received from a pricing service using a computerized matrix system, or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities or assets will be valued at fair value as determined in good faith by or under the direction of the applicable board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the applicable board determines that this does not represent fair value.

                            PERFORMANCE INFORMATION

  Each Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  TOTAL RETURN. Average annual total return quotes ("Standardized Return") used in each Fund's Performance Advertisements are calculated according to the following formula:

 P(1 + T)n    = ERV
                a hypothetical initial payment of $1,000 to purchase shares of a
where:    P   = specified class
          T   = average annual total return of shares of that class
          n   = number of years
        ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.

  Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund's maximum 4.5% initial sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B and Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

  Each Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Each Fund calculates Non-Standardized Return for specified periods of time by assuming the investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of these charges would reduce the return.

  Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years will reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

  The following table shows performance information for the Class A, Class B and Class C shares of the Funds for the periods indicated. All returns for periods of more than one year are expressed as an average return.

BALANCED FUND

                                                                   CLASS C
                                             CLASS A CLASS B  (FORMERLY CLASS D)
                                             ------- -------  ------------------
Fiscal year ended August 31, 1996:
  Standardized Return*......................   3.42%   2.70%         6.54%
  Non-Standardized Return...................   8.33%   7.70%         7.54%
Five years ended August 31, 1996:
  Standardized Return*......................   7.51%   7.41%           NA
  Non-Standardized Return...................   8.51%   7.71%           NA
Inception** to August 31, 1996:
  Standardized Return*......................   8.13%   7.63%         7.80%
  Non-Standardized Return...................   9.10%   7.63%         7.80%

TACTICAL ALLOCATION FUND
                                                                   CLASS C
                                             CLASS A CLASS B  (FORMERLY CLASS B)
                                             ------- -------  ------------------
Fiscal year ended August 31, 1996:
  Standardized Return*......................  12.07%     NA         15.52%
  Non-Standardized Return...................  17.35%     NA         16.52%
Inception*** to August 31, 1996:
  Standardized Return*......................  11.99%  (1.20)%       12.31%
  Non-Standardized Return...................  13.56%   3.80%        12.31%

--------
  * All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period.

 ** The inception date for the Class B shares of Balanced Fund was December
    12, 1986. The inception dates for Class A shares and Class C shares of Balanced Fund were July 1, 1991 and July 2, 1992, respectively.

*** The inception date for Class C shares of Tactical Allocation Fund was July
    22, 1992. The inception dates for Class A shares and Class B shares of Tactical Allocation Fund were May 10, 1993 and January 30, 1996, respectively.

  OTHER INFORMATION. In Performance Advertisements, each Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper") for flexible portfolio funds; CDA Investment Technologies, Inc. ("CDA"); Wiesenberger Investment Companies Service ("Wiesenberger"); Investment Company Data Inc. ("ICD"); or Morningstar Mutual Funds ("Morningstar"); or with the performance of recognized stock and other indexes, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley International Capital World Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers Non-U.S. World Government Bond Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. Each Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

  Each Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

  Each Fund may also compare its performance with the performance of bank certificates of deposits (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote (R) Money Markets. In comparing a Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government and returns thereon and net asset value will fluctuate. The debt securities held by each Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in either Fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES

  To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

  Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  A portion of the dividends from each Fund's investment company taxable income (whether paid in cash or in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  Balanced Fund may invest in the stock of "passive foreign investment companies" ("PFICs") if the stock is denominated in U.S. dollars and otherwise is a permissible investment. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of such stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which the Fund may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain are not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Pursuant to proposed regulations, an open-end RIC, such as Balanced Fund, would be entitled to elect to "mark-to-market" its stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

  The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses each Fund realizes in connection therewith. Gains from options and futures derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures will be subject to the Short-Short Limitation if they are held for less than three months.

  If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

  Balanced Fund may acquire zero coupon securities or other securities issued with original issue discount. As a holder of such securities, the Fund must include in its gross income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities or options or futures held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

                               OTHER INFORMATION

  Prior to August 1995, Balanced Fund was named "PaineWebber Asset Allocation Fund." Prior to November 1, 1995, Tactical Allocation Fund was named "Mitchell Hutchins/Kidder, Peabody Asset Allocation Fund" and prior to February 13, 1995, it was named "Kidder, Peabody Asset Allocation Fund." Prior to November 10, 1995, Tactical Allocation Fund's Class C shares were called "Class B" shares and Balanced Fund's Class C shares were called "Class D" shares.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a series of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust or series. The Declaration of Trust states that persons with claims against the Trust shall look solely to the Trust property or to the property of one or more series of the Trust for satisfaction of claims. It also states that notice of such disclaimer may be given in any obligation, contract, instrument, certificate or undertaking made or issued by the trustees of the Trust on behalf of the Trust. The Declaration of Trust also provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust or a series. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust or series would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote.

  CLASS-SPECIFIC EXPENSES. Each Fund might determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the Fund's shares to which those expenses are attributable. For example, Class B shares of a Fund bear higher transfer agency fees per shareholder account than those borne by Class A or Class C shares. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the Transfer Agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave., N.W., Washington, D.C., 20036-1800, serves as counsel to the Corporation and the Trust. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

  INDEPENDENT AUDITORS. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as Balanced Fund's independent accountants. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as Tactical Allocation Fund's independent auditors.

                             FINANCIAL STATEMENTS

  Each Fund's Annual Report to Shareholders for the most recent fiscal year is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent accountants or independent auditors appearing therein are incorporated herein by this reference.

                                   APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

  Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

  AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the higher rated issues only in small degree; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

  PRIME-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity; PRIME-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation; A-
2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EITHER FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY EITHER FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  -----------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Policies and Restrictions.....................................    1
Hedging and Related Strategies...........................................   13
Directors, Trustees and Officers; Principal Holders of Securities........   21
Investment Advisory and Distribution Arrangements........................   30
Portfolio Transactions...................................................   36
Reduced Sales Charges, Additional Exchange and Redemption Information and
 Other Services..........................................................   38
Conversion of Class B Shares.............................................   42
Valuation of Shares......................................................   42
Performance Information..................................................   43
Taxes....................................................................   45
Other Information........................................................   47
Financial Statements.....................................................   48
Appendix ................................................................  A-1

(C)1997 PaineWebber Incorporated

PAINEWEBBER  BALANCED FUND

PAINEWEBBER
 TACTICAL ALLOCATION FUND

--------------------------------------------------------------------------------
                             Statement of Additional Information January 1, 1997

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                                                                     PAINEWEBBER